UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2003

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Commission file number: 000-20969

Delaware	63-1074067
(State of Incorporation)	(I.R.S. Employer Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of Principal Executive Offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

FORM 8-K

ITEM 5 – Other Events

In the prospectus filed as a part of our Registration Statement on Form S-3 (Reg. No. 333-87566), we state that our largest vendor, Nike, represented approximately 27% of our purchases in fiscal 2002. Nike actually represented 27% of our sales in fiscal 2002 and 32% of our purchases in fiscal 2002. The purpose of this Form 8-K is to correct the prospectus by amending and restating it in its entirety with the prospectus attached hereto as Exhibit 99.1.

ITEM 7 – Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits: The following exhibits are filed as part of this Report.

99.1 Prospectus, dated September 6, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2003

HIBBETT SPORTING GOODS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith Vice President/CFO

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